EXHIBIT 99.2


                         UNITED STATES BANKRUPTCY COURT
                           MIDDLE DISTRICT OF FLORIDA
                              JACKSONVILLE DIVISION


In re:                              )

ANTARES RESOURCES CORP.             )                 Case No. 3:04-bk-06408-JAF

                  Debtor.           )                 Chapter 11

_____________________________________


            FINANCIAL REPORT OF DEBTOR IN POSSESSION FOR BUSINESS FOR PERIOD BEGINNING SEPTEMBER 1, 2005 AND ENDING SEPTEMBER 30, 2005

         Trustee, Michael P. Phelan, gives notice of filing the attached Financial Report of Debtor in Possession for Business for the period beginning September 1, 2005 and ending September 30, 2005.


                                                   SMITH HULSEY & BUSEY



                                                   By /s/ Raymond R. Magley
                                                      --------------------------
                                                         Raymond R. Magley


                                                   Florida Bar Number 0511056
                                                   225 Water Street, Suite 1800
                                                   Jacksonville, Florida  32202
                                                   (904) 359-7700
                                                   (904) 359-7708 (Facsimile)

                                                   Attorneys for Trustee

                         UNITED STATES BANKRUPTCY COURT
                           MIDDLE DISTRICT OF FLORIDA
                              JACKSONVILLE DIVISION

In re:


Antares Resources Corp.                         Case No. 3:04-bk-06408-JAF
------------------------------                           -----------------
APPLICABLE DEBTOR
                                                All cases Jointly Administered
                                                Under Case No. 3:04-bk-06408-JAF


                 CHAPTER 11 TRUSTEE'S MONTHLY FINANCIAL REPORTS

                                 FOR THE PERIOD

                            FROM 09/01/05 TO 09/30/05
                                 --------    --------


Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the guidelines established by the United States Trustee and FRBP 2015.


                                                    Raymond R. Magley
                                                    Chapter 11 Trustee

Chapter 11 Trustee's Address                        Attorney's Address
and Phone Number                                    and Phone Number


Michael P. Phelan                                   Raymond R. Magley, Esq.
Michael Moecker & Assoc.                            Smith Hulsey & Busey
6861 SW 196 Ave., #201-04                           225 Water Street, Suite 1800
Ft. Lauderdale, FL  33332                           Jacksonville, Florida  32202
(954) 252-1560                                      (904) 359-7700

                      MONTHLY FINANCIAL REPORT FOR BUSINESS


For The Period Beginning 09/01/05 and ending: 09/30/05
                         --------             --------

Name of Debtor:  Antares Resources Corp.          Case Number: 3:04-bk-06408-JAF
                 ----------------------                        -----------------
Date of Petition:   April 27, 2005
                    -------------------

                                                                    CUMULATIVE
                                                      CURRENT       PETITION TO
                                                       MONTH           DATE
                                                   ------------    ------------

1. CASH AT BEGINNING OF PERIOD
                                                   ------------    ------------
2. RECEIPTS:
   A. Cash Sales                                                              0
                                                   ------------    ------------
      Less Cash Refunds                                                       0
                                                   ------------    ------------
      Net Cash Sales                                                          0
                                                   ------------    ------------
   B. Collection on Postpetition A/R                                          0
                                                   ------------    ------------
   C. Collection on Prepetition A/R                                           0
                                                   ------------    ------------
   D. Other Receipts - Pymnt from Creditor                            25,000.00
                                                   ------------    ------------
   E. Other Receipts - Interest Deposit                    7.15           20.68
                                                   ------------    ------------

3. TOTAL RECEIPTS                                          7.15       25,020.68
                                                   ------------    ------------
4. TOTAL CASH AVAILABLE FOR
   OPERATIONS (Line 1 + Line 3)                                       25,020.68
                                                   ------------    ------------
5. DISBURSEMENTS
   A.  U.S. Trustee Quarterly Fees                                     1,250.00
                                                   ------------    ------------
   B.  Net Payroll
                                                   ------------    ------------
   C.  Payroll Taxes Paid
                                                   ------------    ------------
   D.  Sales and Use Taxes
                                                                   ------------
   E.  Other Taxes
                                                                   ------------
   F.  Rent
                                                                   ------------
   G. Other Leases (Attachment 2)
                                                                   ------------
   H. Telephone
                                                                   ------------
   I.  Utilities
                                                                   ------------
   J.  Travel & Entertainment
                                                                   ------------
   K. Vehicle Expenses
                                                                   ------------
   L.  Office Supplies
                                                                   ------------
   M. Advertising
                                                                   ------------
   N. Insurance (Attachment 7)
                                                                   ------------
   O. Purchases of Fixed Assets (Attachment 3)
                                                                   ------------
   P.  Purchase of Inventory (Attachment 3)
                                                                   ------------
   Q. Manufacturing Supplies
                                                                   ------------
   R. Repairs & Maintenance
                                                                   ------------
   S.  Payments to Secured Creditors
                                                                   ------------
   T.  Other Expense                                     170.00        1,455.00
                                                   ------------    ------------
       Mailout Expense                                 9,402.62        9,402.62
                                                   ------------    ------------

6. TOTAL CASH DISBURSEMENTS                            9,572.62       12,107.62
                                                   ------------    ------------
7. ENDING CASH BALANCE                                                12,913.06
   (Line 4 - Line 6)


I declare under penalty of perjury that this statement and the accompanying schedules are true and correct to the best of knowledge and belief.


This 11 day of October, 2005                        /s/ Michael P. Phelan
                                                    ----------------------------
                                                    Michael P. Phelan, Trustee

                                  ATTACHMENT 1
                                  ------------

              MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILIATION
              ----------------------------------------------------



Name of Debtor: Antares Resources Corp.            Case Number:3:04-bk-06408-JAF
                -----------------------                        -----------------


ACCOUNTS RECEIVABLE AT PETITION DATE:                                         0
                                                                   ------------

ACCOUNTS RECEIVABLE RECONCILIATION (Include all accounts receivable, pre-petition and postpetition, including charge card sales which have not been received)


                Beginning of Month Balance                                    0
                                                                   ------------

      PLUS:       Current Month New Billings                                  0
                                                                   ------------

      LESS:       Collection During the Month                                 0
                                                                   ------------

                End of Month Balance                                          0
                                                                   ------------





================================================================================
AGING: (Show the total amount for each age group of accounts incurred since filing the petition)


 0-30 Days     31-60 Days      61-90 Days      Over 90 Days        Total
 ---------     ----------      ----------      ------------     ------------
   0.0%                                                              0

                                  ATTACHMENT 2
                                  ------------

              MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT
              ----------------------------------------------------


Name of Debtor:  Antares Resources Corp.          Case Number: 3-04-bk-06408-JAF
                 ----------------------                        -----------------

Reporting Period beginning 09/01/05 and ending 09/30/05
                           --------            --------


In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition.


Date          Days
Incurred      Outstanding      Vendor      Description      Amount
--------      -----------      ------      -----------      ------

None




================================================================================
ACOUNTS PAYABLE RECONCILIATION (Post Petition Only):


                           Opening Balance (total from prior report)          0
                                                                   ------------

           PLUS:           New indebtedness Incurred this Month               0
                                                                   ------------

           LESS:           Amount Paid on Prior Accounts Payable              0
                                                                   ------------

                           Ending Month Balance                               0
                                                                   ------------



SECURED: List the status of Payments to Secured Creditors and Lessors (Post Petition Only)
              --------


Secured       Date                    # of Post Petition      Total $
Creditor/     Payment     Payment     Payments                Amount of
Lessor        Due         Amount      Delinquent              Post Petition
---------     -------     -------     ------------------      --------------

None

                                  ATTACHMENT 3
                                  ------------

                        INVENTORY AND FIXED ASSETS REPORT
                        ---------------------------------


Name of Debtor:  Antares Resources Corp.         Case Number: 03-04-bk-06408-JAF
                 -----------------------                      ------------------

Reporting Period Beginning 09/01/05 and ending 09/30/05
                           --------            ---------


                                INVENTORY REPORT
                                ----------------

INVENTORY BALANCE AT PETITION DATE:
                                   --------------------------------------------


         Inventory Balance at Beginning of Month                              0
                                                                   ------------

         Inventory Purchase During Month                                      0
                                                                   ------------

         Inventory Used or Sold                                               0
                                                                   ------------

         Inventory on Hand at End of Month                                    0
                                                                   ------------

METHOD OF COSTING INVENTORY:                                                N/A
                                                                   ------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


                               FIXED ASSET REPORT
                               ------------------

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE:                              0
(IncludesProperty, Plant and Equipment)                            -------------

BRIEF DESCRIPTION (First Report Only):
                                       ----------------------------------------

-------------------------------------------------------------------------------


FIXED ASSETS RECONCILIATION:

Fixed Asset Book Value at  Beginning of Month                                 0
                                                                   ------------

         LESS:             Depreciation Expense                               0
                                                                   ------------

         PLUS:             New Purchases                                      0
                                                                   ------------

Ending Monthly Balance                                                        0
                                                                   ------------

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE
REPORTING PERIOD:
                                       ----------------------------------------

-------------------------------------------------------------------------------

                                  ATTACHMENT 4
                                  ------------

                       MONTHLY BANK ACCOUNT RECONCILIATION
                       -----------------------------------


Name of Debtor: Antares Resources Corp.          Case Number: 03-04-bk-06408-JAF
                -----------------------                       ------------------


Reporting Period Beginning 09/01/05 and ending 09/30/05
                           --------            --------


A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposit, money market accounts, stocks and bonds, etc.


NAME OF BANK:     Bank of America                     BRANCH:     Dallas, TX
                ------------------                              ------------

ACCOUNT NAME:     Antares Resources Corp.
                ----------------------------------------------------------------

ACCOUNT NUMBER:   xxxx
                ----------------------------------------------------------------

PURPOSE OF ACCOUNT:
                    ------------------------------------------------------------

         Beginning Balance                           22,478.53
                                                   -----------

         Total of Deposits Made                           7.15
                                                   -----------

         Total Amount of Checks Written               9,572.62
                                                   -----------

         Service Charge
                                                   -----------

         Closing Balance                             12,913.06
                                                   -----------


         Number of First Check Written This Period                         1005
                                                                    -----------

         Number of Last Check Written This Period                          1006
                                                                    -----------

         Total Number of Checks Written This Period                           2
                                                                    -----------


                               INVESTMENT ACCOUNT
                               ------------------


Type of Negotiable
Instrument              Face Value      Purchase Price      Date of Purchase
------------------      ----------      --------------      ----------------

N/A

                                  ATTACHEMENT 5
                                  -------------


Name of Debtor:  Antares Resources Corp.         Case Number: 03-04-bk-06408-JAF
                 -----------------------                      ------------------

Reporting Period Beginning 09/01/05 and ending 09/30/05
                           --------            --------



                                 CHECK REGISTER
                                 --------------


NAME OF BANK:    Bank of America             BRANCH:      Dallas, TX
                 ---------------------                  ------------------------

ACCOUNT NAME:    Antares Resources Corp.
                 ---------------------------------------------------------------

ACCOUNT NUMBER:  xxxx
                 ---------------------------------------------------------------

PURPOSE OF ACCOUNT:
                     -----------------------------------------------------------

Account for All Check Numbers, Including voided, Lost Stopped Payment, etc.


 Date         Check        Payee        Purpose        Amount
------      --------      -------      ---------      --------

See Attached
------------

                                  ATTACHMENT 6
                                  ------------

                               MONTHLY TAX REPORT
                               ------------------


Name of Debtor:    Antares Resources Corp.       Case Number: 03-04-bk-06408-JAF
                   -----------------------                    ------------------

Reporting Period Beginning 09/01/05 and ending 09/30/05
                           --------            --------


                           TAXES PAID DURING THE MONTH
                           ---------------------------

Report all post-petition taxes paid or deposited into the tax account

Date         Bank         Description          Amount
-----        -----        ------------        -------

None


================================================================================


                               TAXES OWED AND DUE
                               ------------------

Report all unpaid post-petition taxes including Federal and State withholding FICA, state sales tax, property tax, unemployment tax and state workmen's compensation.

 Date last tax return file
                           ----------------------------
Period return covers
                     -------------------------------

Name of Taxing        Date
  Authority           Payment Due        Description        Amount
--------------        ------------       ------------       ------

None

                                  ATTACHMENT 7
                                  ------------

                    SUMMARY OF OFFICER OR OWNER COMPENSATION
                    ----------------------------------------

                  SUMMARY OF PERSONNEL AND INSURANCE COVERAGES
                  --------------------------------------------


Name of Debtor:   Antares Resources Corp.        Case Number: 03-04-bk-06408-JAF
                  -----------------------                     ------------------

Reporting Period Beginning 09/01/05 and ending 09/30/05
                           --------            --------

Report all compensation received during the month. Do not include reimbursement for expenses incurred for which you have receipts.

NAME OF OFFICER OR OWNER              TITLE              AMOUNT PAID
------------------------              -----              -----------

None



================================================================================

                                PERSONNEL REPORT
                                ----------------

                                                     Full Time      Part Time
                                                   ------------    ------------

Number of employees at beginning of Period                    0               0
                                                   ------------    ------------

Number hired during the period                                0               0
                                                   ------------    ------------

Number terminated or resigned during period                   0               0
                                                   ------------    ------------

Number of employees on payroll at end of period               0               0
                                                   ------------    ------------

================================================================================

                            CONFIRMATION OF INSURANCE
                            -------------------------

List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health and life.

                 Agent &                                                Date
                 Phone            Coverage          Expiration          Premium
Carrier          Number           Type              Date                Due
-------          -------          --------          ----------          -------
N/A

                                  ATTACHMENT 8
                                  ------------

                SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD
                -------------------------------------------------

                                      None



















We anticipate filing a Plan of Reorganization and Disclosure Statement on or before
       -----------------

Unknown